UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 2, 2026

MANGOCEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-41615	87-3841292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17130 N. Dallas Parkway, Suite 240 Dallas, Texas	75248
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 242-9619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MGRX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 2, 2026, the holder of all 50 issued and outstanding shares of Series B Convertible Preferred Stock (the “Series B Preferred Stock”) of Mangoceuticals, Inc. (the “Company”), acting by written consent in lieu of a meeting, approved the terms of the Series D Preferred Stock (as defined below) and an amendment to the certificate of designations governing the Series B Preferred Stock (the “Series B Amendment”).

The Company’s Board of Directors previously approved the Series B Amendment and submitted it to the holder of the Series B Preferred Stock for approval.

The Series B Preferred Stock written consent and the Series B Amendment approved the final certificate of designations (the “Series D Designation”) establishing a new series of the Company’s 8% Series D Convertible Cumulative Preferred Stock (the “Series D Preferred Stock”), together with the terms and transactions contemplated thereby, including the sale by the Company in one or more transactions of up to 1,000,000 shares of Series D Preferred Stock, at $10.00 per share, pursuant to a Regulation A offering, the offering and issuance of Series D Preferred Stock and its dividend, liquidation, conversion, pricing, adjustment, Company call, redemption, repurchase, voting and protective provisions. The Series B Amendment recognized the senior dividend and liquidation rights of Series D Preferred Stock and provided the consent and waiver under the existing Series B Preferred Stock designation necessary to permit the approved Series D Preferred Stock transactions.

The Series B Amendment is limited to the approved Series D Designation and does not approve subsequent amendments to that designation or unrelated transactions. All other provisions of the existing designation remain unchanged.

None of the Series B Amendment, nor the Series D Designation has been filed with the Secretary of State of Texas, and none is currently effective. The Company may determine not to proceed with the proposed Series D offering, in which case these instruments will not be filed or become effective. If the Company proceeds with the filings, it will report their effectiveness and material terms in a subsequent Current Report on Form 8-K as required by applicable Securities and Exchange Commission rules.

The holder who executed the written consent represented 100% of the Series B Preferred Stock’s outstanding shares and voting power entitled to approve the Series B Amendment. There were no votes against, abstentions or broker non-votes with respect to the approval.

The Series D Preferred Stock and the shares of common stock issuable upon conversion thereof or otherwise pursuant to its terms have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and may be offered and sold only pursuant to registration or an applicable exemption from registration. This Current Report on Form 8-K is provided for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offering of the Series D Preferred Stock pursuant to Regulation A under the Securities Act will be made through the applicable offering circular and in accordance with applicable law. No money or other consideration is being solicited by this report, and none will be accepted in response hereto. No sales in the contemplated Regulation A offering will occur before the Securities and Exchange Commission qualifies the applicable offering statement on Form 1-A.

Item 5.08. Shareholder Director Nominations.

The information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08, to the extent applicable.

Item 8.01. Other Events.

Combined 2025 and 2026 Annual Meeting

On November 4, 2026, the Board of Directors of the Company determined that the Company’s combined 2025 and 2026 Annual Meeting of Shareholders (the “Annual Meeting”) will be held at the Company’s offices at 17130 N. Dallas Parkway, Suite 240, Dallas, Texas 75248, on December 30, 2026, provided that the Company reserves the right to change the date of the Annual Meeting prior thereto. The time and location of the Annual Meeting will be set forth in the Company’s definitive proxy statement for the Annual Meeting to be filed with the Securities and Exchange Commission.

Shareholders of record of the Company’s common stock at the close of business on November 12, 2026, will be entitled to notice of, and to vote at, the Annual Meeting. The Company, however, reserves the right to change the record date prior to the Annual Meeting.

Any shareholder proposal intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting in accordance with Rule 14a-8 or pursuant to the Company’s Bylaws, as amended and restated, must be delivered to, or mailed to and received at, the Company’s principal executive offices at 17130 N. Dallas Parkway, Suite 240, Dallas, Texas 75248, Attention: Corporate Secretary, on or before the close of business on November 16, 2026, which date the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the Annual Meeting. Additionally, any shareholder who intends to submit a director nomination or who intends to submit a proposal regarding any other matter of business at the Annual Meeting other than in accordance with Rule 14a-8 or otherwise must similarly make sure that such nomination or proposal is delivered to, or mailed and received at, the Company’s principal executive offices on or before the close of business on November 16, 2026.

In addition to complying with this deadline, shareholder proposals intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting must also comply with all applicable Securities and Exchange Commission rules, including Rule 14a-8, Texas law and the Company’s Bylaws, as amended and restated. Any proposal submitted after the above deadlines will be considered untimely and not properly brought before the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANGOCEUTICALS, INC.

Date: November 6, 2026	By:	/s/ Jacob D. Cohen
Jacob D. Cohen
Chief Executive Officer